UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 4, 2008

(Date of earliest event reported) (March 31, 2008)

Multimedia Games, Inc.

(Exact name of Registrant as Specified in its Charter)

001-14551

(Commission File Number)

Texas	74-2611034
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

206 Wild Basin Rd., Bldg. B, Suite 400, Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 334-7500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2008, Clifton E. Lind resigned as Chief Executive Officer and President and a member of the Board of Directors of Multimedia Games, Inc. (the “Company”). Mr. Lind will continue to serve the Company and the Board of Directors in a non-executive capacity during a transition period. On March 31, 2008, the Board of Directors of the Company appointed Gary L. Loebig, the Company’s then Executive Vice President of Sales, as Interim Chief Executive Officer and President of the Company.

Mr. Loebig, age 60, joined the Company as Vice President for New Market Development in December 1998, and was appointed Executive Vice President of Sales in December 2001. At the Company, Mr. Loebig has been responsible for establishing new market opportunities and managing and maintaining relationships with the Company’s customer base. From 1984 until December 1998, Mr. Loebig served in various capacities at Stuart Entertainment, which does business as Bingo King, a publicly traded company engaged in the manufacture and sale of bingo cards and related equipment and products. At Bingo King, Mr. Loebig began as general sales manager and advanced to the position of Senior Vice President—Market and Product Development. Mr. Loebig received both Bachelor and Master of Business Administration degrees from the University of Iowa.

The Company issued a press release on April 1, 2008 announcing the appointment of Mr. Loebig and the resignation of Mr. Lind and stating the Company’s expectation that its diluted earnings per share for the quarter ended March 31, 2008 will be in a range of $0.03—$0.05 before any charges that may result from the Chief Executive Officer transition. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Language Regarding Forward Looking Statements

This Current Report on Form 8-K and the press release attached as Exhibit 99.1 hereto contain forward-looking statements regarding the Company’s current expectation of quarterly earnings for the quarter ended March 31, 2008. Such forward-looking statements reflect the current views and assumptions of the Company, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to, the risk that the Company’s preliminary estimate of quarterly earnings may be subject to revision in the course of its quarter-end closing process or adjustments identified by internal financial or external audit personnel. Other important risks and uncertainties that may affect the Company’s business are detailed from time to time in the “Certain Risks” and “Risk Factors” sections and elsewhere in the Company’s filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 1, 2008, entitled “Multimedia Games Names Gary L. Loebig Interim President and Chief Executive Officer”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTIMEDIA GAMES, INC.

Dated: April 4, 2008	By:	/s/ Randy S. Cieslewicz
Randy S. Cieslewicz
Chief Financial Officer
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 1, 2008, entitled “Multimedia Games Names Gary L. Loebig Interim President and Chief Executive Officer”.